Exhibit 10.1
FIRST AMENDMENT TO
VOUGHT AIRCRAFT INDUSTRIES, INC. 2006 INCENTIVE AWARD PLAN
     THIS FIRST AMENDMENT TO VOUGHT AIRCRAFT INDUSTRIES, INC. 2006 INCENTIVE AWARD PLAN, made as of May 3, 2007 (this “First Amendment”), is made and adopted by Vought Aircraft Industries, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).
     WHEREAS, the Company maintains the Vought Aircraft Industries, Inc. 2006 Incentive Award Plan (the “Plan”);
     WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended from time to time by the Company’s Board of Directors (the “Board”), subject to stockholder approval in the case of any amendment that increases the number of shares available under the Plan; and
     WHEREAS, the Company desires to amend the Plan as set forth herein to increase the number of shares available under the Plan, subject to approval of such amendment by the Company’s stockholders.
     NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows:
     1. Section 3.1(a) of the Plan is hereby amended and restated in its entirety as follows:
     ”(a) Subject to Article 11 hereof and Section 3.1(b) hereof, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan is 2,000,000.”
     2. This First Amendment shall be and is hereby incorporated in and forms a part of the Plan.
     3. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein.
[SIGNATURE PAGE FOLLOWS]

     I hereby certify that the foregoing First Amendment was duly adopted by the Compensation Committee of the Board of Directors of Vought Aircraft Industries, Inc. on May 3, 2007.
     I hereby certify that the foregoing First Amendment was duly approved by the shareholders of Vought Aircraft Industries, Inc. on May 3, 2007.
     Executed on this 3rd day of May, 2007.

/s/ Kevin P. McGlinchey
Kevin P. McGlinchey
Corporate Secretary

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